Penn-America Group, Inc.
(NYSE:PNG)
[Graphic omitted- Penn-America Group, Inc. logo]

                                 Jon S. Saltzman
                                  President and
                            Chief Executive Officer


                                Joseph F. Morris
                     Senior Vice President, Chief Financial
                              Officer and Treasurer


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Agenda For Today's Presentation

|X|      Snapshot of Penn-America
|X|      Excess and Surplus Lines market
|X|      Focused business strategy
|X|      Creating shareholder value
|X|      Financial results
|X|      Growth at a value price



Statements made in this presentation and certain information included in these materials that are not historical - including statements regarding future performance and expected insurance writings - are forward looking statements and as such are subject to a number of risks. Please see our 2002 10K and other reports filed pursuant to the Securities and Exchange Act of 1934 for additional disclosure regarding potential risk factors.


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Snapshot Of Penn-America

|X| Specialty property and casualty insurer operating in the Excess and Surplus Lines market
|X|      Select general agency distribution network
|X|      Founded in 1976; roots to 1947
|X|      $354 million(1) in assets; $120 million (1) in shareholders' equity
|X|      Rated A- by A.M. Best

          (1) As of March 31, 2003.


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The Excess And Surplus Lines Market

Secondary market for businesses unable to obtain coverage from standard lines carriers


Why Market is Underserved
|X|      Standard carriers avoid
          |X|      Risks not standard
          |X|      Small, rural areas
          |X|      Small accounts
          |X|      Too far from retailers

Advantages of Targeting
|X|      Higher prices
|X|      Less regulation
|X|      Lower acquisition costs
|X|      Low cost general agency distribution network reaches the nation




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Dramatic Growth Opportunity

In The Excess And Surplus Lines Market

|X|      Large market experiencing tremendous growth
          |X|      Nearly $20 billion market in 2002
          |X|      Premium growth in 2002 in excess of 40%

|X|      Reasons for growth opportunities today
          |X| Standard lines carriers continue to avoid small commercial segment

|X|      Consistent out-performance of the Excess and Surplus Lines market
          |X| Combined ratio typically 8% to 10% lower than the Property/Casualty industry


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Focused Business Strategy

               Small, Select General Agency Distribution Network

                            Technological Innovation

                        Disciplined Underwriting Process

                   Experienced And Responsive Management Team




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Select General Agency Distribution Network

                                  Penn-America

                               57 General Agents

                             25,000 Retail Brokers


                  |X| Low fixed-cost

                  |X| National reach

                  |X| Average general agent tenure of 10 years



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General Agent Franchise Value

|X|      Relative market exclusivity

|X|      Access to senior management
          |X|      Collaborative, professional style of communication
          |X|      Quick decisions

|X|      Marketing support
          |X|      Willingness to tailor products to local markets

|X|      Contingent profit commissions

|X|      Every agent is a shareholder with stock incentives

|X|      Technology support

          |X|      Best underwriting manual in our market



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"Same Store" Sales


----------------------------------------------------------
                           1992      2002     Compound
                                            Annual Growth
----------------------------------------------------------
Commercial Gross
       Written Premium     $22.6    $157.4       21%
----------------------------------------------------------
Number of
       General Agents         38        57        4%
----------------------------------------------------------
Commercial Gross
       Written Premium
       Per Agent           $0.59      $2.8        17%
----------------------------------------------------------




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Technological Innovation

|X|      Technology focused on building franchise value with general agents

         |X| PennLINK intranet system provides online access to policies, claim data, imaged documents and underwriting results

         |X|      Automated policy transactions to Penn-America

         |X|      Web-site development/ support of general agents





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Disciplined Underwriting Process

         |X|      Thorough agency qualification and appointment process

         |X|      Limited underwriting authority extended to general agents

         |X| Penn-America monitors and controls the underwriting process of general agents in a manner similar to the way in which standard line carriers oversee their branch offices




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Underwriting Process:  Monitors and Controls


Before Quote
--------------------------------
Underwriting manual
Internet policy printing
Underwriting training & bulletins


During Quote
--------------------------------
Underwriters consultation
Referrals to Penn-America
Renewal instructions
Automated forms


After Quote
--------------------------------
Policy entry system
Pricing results
Inspections/premium audit
Underwriter's review
Underwriter's audit at PNG
Underwriter's audit at agency
Contingent profit commission
Review & refine underwriting manual
Underwriting audit unit




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Experienced And Responsive Management Team

                    Experience (Yrs)
     Name              Total/PNG                  Position
Jon S. Saltzman          26/16          President and CEO
Joseph F. Morris         24/3           Senior Vice President, CFO and Treasurer
John D. Curry            28/1           Vice President--Underwriting and Marketing
J. Ransley Lennon        21/13          Vice President--Information Technology
Garland P. Pezzuolo      15/6           Vice President, Secretary, Legal/General Counsel
Brian J. Riley           11/7           Vice President and Controller
Richard W. Slomiany      24/1           Vice President--Claims


  Flat organizational structure -- 110 employees providing responsive service




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Creating Shareholder Value

|X|      Dividends currently $0.175 per share

|X|      Growth in book value per share

|X|      Return on equity model

         |X|      $1 equity = $3 invested assets generated

         |X| With yield of 5%, investment operations provide 9%-10% of targeted 12%-15% ROE

         |X| Underwriting operations must produce the balance of the targeted 12%-15% ROE utilizing net revenue leverage of 1.3 to 1


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Solid Balance Sheet Is Foundation For Growth

|X|      Adequate loss reserves

|X|      Financially strong reinsurance partners

|X|      Conservative investment strategy




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High-Quality Investment Portfolio
[Graphic omitted- pie chart]
Fixed Income            93%
Preferred Stock          4%
Cash & Short Term        3%


|X|      Portfolio market value $283.0 million at Q1-2003

|X|      94% of fixed-income securities rated A or better

|X|      Fixed-income portfolio duration 3.9 years

|X|      Fixed-income tax equivalent yield 5.21%

|X|      No common stocks in portfolio






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Underwriting Combined Ratio (Calendar Year)

[Graphic omitted - bar chart]
                                                                 1st Quarter
      1997      1998      1999      2000      2001      2002          2003
       96.2     96.2     108.3     116.4     103.1     97.7           95.1


                           GAAP Including Exited Lines





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Gross Written Premiums

Core Commercial CAGR 1997 - 2002 = 18%; 2002 = 60%


[Graphic omitted - bar chart]
                                                                    1st Quarter
       1997        1998      1999      2000        2001     2002         2003
       $104.7     $95.1     $96.0     $109.8     $98.4     $157.4        $40.4
                                                                        (+35%)

                       [] Core Commercial [] Exited Lines



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Book Value Per Share

CAGR 1993 - 1998 = 21%; 1996 - 2003 = 11%


[Graphic omitted - bar chart]

                                                            March
   1996     1997    1998     1999    2000   2001    2002     2003
  $4.23    $6.57    $7.14   $6.67   $6.51   $7.00  $8.00     $8.20




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The Time For Penn-America

|X|      Dramatic growth opportunities in the excess & surplus lines market

|X|      Penn-America is different
          |X|      Franchise value
          |X|      Strong balance sheet

|X|      Long-term history of superior operating performance

|X|      Excellent value
          |X|      Priced 1.25 times book value
          |X|      Priced 11 x 2003 consensus earnings estimates


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Penn-America Group, Inc. (NYSE:PNG)

Mission

Produce a superior return to shareholders by being the first-choice insurance carrier for a select group of wholesale general agents who serve the small business marketplace.



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